UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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CAPITAL SENIOR LIVING CORPORATION
(Name of Registrant as Specified in Its Charter)

ORTELIUS ADVISORS, L.P. PANGAEA VENTURES, L.P. PETER DESORCY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED AUGUST 16, 2021

ORTELIUS ADVISORS, L.P.

___________________, 2021

Dear Fellow Capital Senior Living Corporation Stockholders:

Ortelius Advisors, L.P. (“OA”), Pangaea Ventures, L.P. (“Pangaea”) and Peter DeSorcy (together with OA and Pangaea, “Ortelius”, “we” or “us”) beneficially own approximately 12.7% of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of Capital Senior Living Corporation., a Delaware corporation (“CSU” or the “Company”), making Ortelius one of the Company’s largest stockholders.

We are furnishing to you the attached proxy statement and the enclosed GOLD proxy card in connection with our solicitation of proxies to vote AGAINST the Company’s proposals related to its proposed transactions with affiliates of Conversant Capital LLC (collectively “Conversant”) as contemplated by an Investment Agreement entered into by and among the Company and certain Conversant entities (the “Investment Agreement) and other related agreements (such proposed transactions, collectively, the “Transactions”), at the upcoming special meeting of stockholders of the Company (the “Special Meeting”).

In accordance with the terms of the Investment Agreement, the Company is holding the Special Meeting for its stockholders to consider the following proposals: (i) the issuance of up to 150,000 shares of newly designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”) to Conversant, which shares will be convertible into shares of Common Stock (the “Issuance Proposal”), (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of authorized shares of Common Stock from 4,333,334 to 15,000,000 shares (“the Charter Amendment Proposal”), (iii) an amendment to the Company’s existing 2019 Omnibus Stock and Incentive Plan to (i) increase the number of shares of Common Stock that the Company may issue under such plan from 150,000 shares to 797,699 shares and (ii) exclude 257,000 shares from the minimum vesting provisions of such plan (the “Omnibus Amendment Proposal”) and (iv) the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing proposals (the “Adjournment Proposal”, and collectively with the Charter Amendment Proposal and the Issuance Proposal, each a “Proposal’ and together the “Proposals”).

The Transactions, if consummated, would effectively sell control of the Company to Conversant at what we believe is a material discount. We strongly oppose the Transactions with Conversant and urge stockholders to vote AGAINST each of the Proposals at the Special Meeting.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached proxy statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about _______, 2021.

If you have already voted for any of the Proposals, you have every right to change your vote by signing, dating and returning a later dated GOLD proxy card or by voting in person at the Special Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support.

/s/ Peter DeSorcy

Peter DeSorcy
Ortelius Advisors, L.P.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Ortelius’ proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Stockholders may call toll-free: (855) 208-8901

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED AUGUST 16, 2021

SPECIAL MEETING OF STOCKHOLDERS

OF

CAPITAL SENIOR LIVING CORPORATION

_________________________

PROXY STATEMENT
OF
ORTELIUS ADVISORS, L.P.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Ortelius Advisors, L.P. (“OA”), Pangaea Ventures, L.P. (“Pangaea”) and Peter DeSorcy (together with OA and Pangaea, “Ortelius”, “we” or “us”) beneficially own approximately 12.7% of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of Capital Senior Living Corporation., a Delaware corporation (“CSU” or the “Company”), making Ortelius one of the Company’s largest stockholders.

We are furnishing to you the attached proxy statement and the enclosed GOLD proxy card in connection with our solicitation of proxies at the Company’s upcoming special meeting of stockholders scheduled to be held at _______ on _______, 2021, at __:__ _.m., Central Time (including any adjournments, postponements, continuations or reschedulings thereof and any meeting which may be called in lieu thereof, the “Special Meeting”). This Proxy Statement and GOLD proxy card are first being furnished to the Company’s stockholders on or about _______, 2021.

At the Special Meeting, the Company is seeking stockholder approval of certain proposals related to its proposed transactions with affiliates of Conversant Capital LLC (collectively “Conversant”) as contemplated by an Investment Agreement entered into by and among the Company and certain Conversant entities (the “Investment Agreement) and other related agreements (such proposed transactions, collectively, the “Transactions”).

The Transactions, if consummated, would effectively sell control of the Company to Conversant at what we believe is a material discount. We strongly oppose the Transactions with Conversant and urge stockholders to vote AGAINST each of the Company’s proposals at the Special Meeting.

Pursuant to the Company’s proxy statement for the Special Meeting, the following proposals will be considered at the Special Meeting (such proposals, collectively, the “Proposals”):

1.	The Company’s proposal to approve the issuance of up to 150,000 shares of newly designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”), which shares shall be convertible into shares of Common Stock (the “Issuance Proposal”);
2.	The Company’s proposal to approve an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the authorized number of shares of Common Stock from 4,333,334 to 15,000,000 shares (“the Charter Amendment Proposal”);

3.	The Company’s proposal to approve an amendment (the “Plan Amendment”) to the Company’s existing 2019 Omnibus Stock and Incentive Plan to (i) increase the number of shares of Common Stock that the Company may issue under such plan from 150,000 shares to 797,699 shares and (ii) exclude 257,000 shares from the minimum vesting provisions of such plan (the “Omnibus Amendment Proposal”); and
4.	The Company’s proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing Proposals (the “Adjournment Proposal”).

According to the Company’s proxy statement, the Company has set the close of business on _______, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 14160 Dallas Parkway, Suite 300, Dallas, TX 75254. According to the Company’s proxy statement, every stockholder of record at the close of business on the Record Date will be entitled to one vote at the Special Meeting for each share of Common Stock held. According to the Company’s proxy statement, as of the close of business on the Record Date, there were _________ shares of Common Stock outstanding.

As disclosed in the Company’s proxy statement, stockholder approval of the Charter Amendment Proposal requires the affirmative vote of a majority of outstanding shares of Common Stock entitled to vote at the Special Meeting, and stockholder approval of the Issuance Proposal, the Omnibus Amendment Proposal and the Adjournment Proposal each requires the affirmative vote of a majority of shares of Common Stock present (in person or by proxy) and entitled to vote at the Special Meeting.

As of the date of this proxy statement, Ortelius beneficially owns 277,423 shares of Common Stock. We intend to vote our shares of Common Stock AGAINST each of the Proposals.

THIS SOLICITATION IS BEING MADE BY ORTELIUS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

ORTELIUS URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD VOTING AGAINST EACH OF THE PROPOSALS.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE PROPOSALS BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL MEETING, OR BY VOTING AT THE SPECIAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting—This Proxy Statement and our GOLD proxy card are available at

[_____________________]

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Ortelius urges you to sign, date, and return the enclosed GOLD proxy card today to vote AGAINST the Proposals.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Ortelius, c/o Okapi Partners LLC (“Okapi”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Ortelius’ proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Stockholders may call toll-free: (855) 208-8901

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

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BACKGROUND TO THE SOLICITATION

•	On February 5, 2021, representatives of Ortelius had a telephone discussion with Kimberly Lody, Brandon Ribar and Tiffany Dutton, the Company’s Chief Executive Officer and President, Chief Operating Officer and Senior Vice President of Finance and Accounting, respectively, to discuss the Company’s existing debt and opportunities to extend or refinance its debt.
•	On March 25, 2021, Ortelius filed its initial Schedule 13D with the SEC, disclosing a 5.7% ownership position in the Company.
•	On May 7, 2021, representatives of Ortelius had a telephone discussion with Ms. Lody and Mr. Ribar to further discuss the Company’s existing debt, including the Company’s loans maturing in December 2021, and opportunities to extend or refinance its debt.
•	On June 9, 2021, Ortelius filed Amendment No. 1 to the Schedule 13D, disclosing a 6.9% ownership position in the Company.
•	On July 22, 2021, the Company filed a Form 8-K and DEFA14A announcing its entry into the Investment Agreement and the Transactions.
•	On July 29, 2021, representatives of Ortelius had a telephone discussion with Ms. Lody and Mr. Ribar to discuss the Company’s entry into the Investment Agreement with Conversant and the potential use of proceeds from the Transactions, including to pay down a portion of the Company’s existing debt.
•	On August 9, 2021, Ortelius delivered a letter to the Board (the “August 9 Letter”) expressing its strong opposition to the Transactions. Ortelius noted the plunge in the Company’s stock price since the Transactions were announced and expressed its concerns regarding the troubling terms of the Transactions, and their implications for the Company’s stockholders. Ortelius offered to meet with and assist the Board in exploring alternative strategic and/or financing options. Also on August 9, 2021, Ortelius issued a corresponding press release including the full text of the August 9 Letter.
•	On August 9, 2021, Ortelius filed Amendment No. 2 to the Schedule 13D, disclosing an 11.7% ownership position in the Company and delivery of the August 9 Letter.
•	On August 12, 2021, Ortelius filed Amendment No. 3 to the Schedule 13D, disclosing a 12.7% ownership position in the Company.
•	On August 16, 2021, the Company filed its preliminary proxy statement with the SEC.
•	On August 16, 2021, Ortelius filed this preliminary proxy statement.

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REASONS FOR THE SOLICITATION

As one of the Company’s largest stockholders, with holdings equal to approximately 12.7% of the outstanding common stock, we strongly oppose the Transactions with Conversant and urge stockholders to vote “Against” each of the Company’s proposals at the Special Meeting.

The Terms of the Transactions are Egregious and Would Effectively Sell Control of the Company to Conversant at a Material Discount

While the Company is touting the Transactions as a “financing arrangement,” we believe that in fact the Transactions, if consummated, would effectively sell control of the Company to Conversant at what we believe is a material discount. The Transactions contain aggressive terms and despite labeling the Transactions as a “financing,” they actually share several common features typically associated with M&A transactions. Some of the more troubling terms associated with the proposed Transactions are highlighted below:

•	A highly-dilutive $82.5 million private placement of the newly created Series A Preferred Stock that will accrue preferred dividends at a rate of 11% to 15%, and will be convertible into Common Stock at an initial conversion price of $40.00 per share, which is a 16% discount to the 30-trading day VWAP ending July 21, 2021, the day before the announcement of the Transactions.

•	The exceedingly costly interim debt financing from Conversant of approximately $17.3 million, with a headline interest rate of 15% and ~$2.3 million earmarked to pay Conversant’s costs and expenses, and with a payment premium to give Conversant a capital return of 1.05x to 1.20x on top of accrued interest.

•	The commitment from Conversant to backstop $42.5 million (the “Backstop Commitment”) of an approximately $70 million Common Stock Rights Offering to existing stockholders at $32.00 per share (the “Rights Offering”), to be funded through the issuance of additional Series A Preferred Stock to Conversant and potentially by Conversant deeming the interim financing repaid.

•	$25 million accordion from Conversant for certain post-closing expenditures, to be funded through the issuance of additional Series A Preferred Stock to Conversant (the “Equity Accordion”).

•	Upon closing of the Transactions and for so long as Conversant beneficially owns at least 15% of the Common Stock on an as-converted basis, Conversant will have the right to designate a pro rata number of directors (rounded to the nearest whole number) for nomination to the Board, and for so long as Conversant beneficially owns at least 20% of the Common Stock on an as-converted basis, Conversant also will be entitled to designate the Board chair.

•	According to the Company’s proxy statement, (i) assuming the full amount of the Backstop Commitment is exercised and the full amount of the Equity Accordion is funded, Conversant would have the right to nominate up to five directors of an eight person Board, based on an as-converted beneficial ownership of approximately 63.12%, and (ii) even assuming that holders of the Common Stock exercise rights in the Rights Offering to purchase at least $42.5 million (and as a result no shares of Series A Preferred Stock are issued to Conversant under the Backstop Commitment), Conversant would have the right to nominate up to three directors of an eight person Board based on an as-converted beneficial ownership of approximately 32.01%, in each case, based on 2,190,599 shares of Common Stock outstanding as of August 10, 2021.

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•	Covenants and consent requirements prior to and following closing of the Transactions that prohibit the Company from taking various actions without Conversant’s consent, giving Conversant effective control of the Company in certain business-critical respects.

•	The Company has established an aggregate $4.215 million cash pool to pay M&A-style retention awards to senior management and certain employees, which are triggered by the closing of the Transactions.

The Market’s Overwhelmingly Negative Reaction to the Announcement of the Transactions Speaks Volumes

The market’s response to the announcement of the Transactions has been overwhelmingly negative. The Company’s stock price plunged an incredible 48% from when the Transactions were announced on July 22, 2021 to August 4, 2021, the day before we commenced significant open market share purchases. The market evidently recognizes the highly-questionable nature of the Transactions and their egregious terms, which hinder the Company’s business with excessive costs and threaten to transfer control of the Company to Conversant. In sum, the Transactions demonstrably fail to maximize the value of the Company, which is now trading at a significant discount to its underlying assets.

The Transactions are Not in the Best Interests of the Company’s Stockholders and the Company would be Better off With Stockholders Rejecting the Company’s Proposals at the Special Meeting

We believe that these Transactions, in addition to effectively handing control of the Company to Conversant and hindering the business with excessive costs, would punitively dilute existing stockholders. It is also clear to us that the Board has breached its fiduciary duties to stockholders by failing to comprehensively consider all alternatives available to it at year end, and instead entering into these ill-advised agreements with Conversant. We find it alarming that the Board would effectively seek to sell control of the Company by way of these damaging Transactions that demonstrably fail to maximize the value of the Company. We contend the Company is well-positioned to succeed, given the industry is recovering from losses sustained during the pandemic, the Company’s occupancy and financial metrics were reportedly improving, long-term demographic tailwinds remain intact, and the Company’s announcement that the hard work of its “three-year transformational strategy” to stabilize the business is “complete.”1

As shown by our recent acquisitions of Common Stock, we believe that even with the Company’s exceedingly costly interim debt financing from Conversant, there is significant value to unlock for the benefit of the Company’s stockholders. We believe that following stockholders’ rejection of the Transactions and termination of the Company’s Investment Agreement with Conversant, there would remain ample opportunities for the Company to explore alternative strategic and/or financing options to address any capital requirements in a manner that benefits all equity holders. We stand ready, willing and able to meet with the Board and assist the Company with its near-term capital needs and other strategic initiatives in light of the Company’s tremendous long-term potential.

1 CSU’s Q1 2021 Results Earnings Call.

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PROPOSAL NO. 1

ISSUANCE PROPOSAL

In connection with the Transactions, you are being asked by the Company to approve the issuance of up to 150,000 shares of Series A Preferred Stock to Conversant, which will be convertible into shares of Common Stock. As discussed in detail in the Company’s proxy statement, the Company is required to seek approval of the Issuance Proposal pursuant to the terms of the Investment Agreement and the NYSE Listed Company Manual. As disclosed in the Company’s proxy statement, approval of the Issuance Proposal requires the affirmative vote of a majority shares of the Common Stock as of the Record Date present (in person or by proxy) and entitled to vote thereon at the Special Meeting.

As discussed further in the “Reasons for the Solicitation” section of this Proxy Statement, we oppose the proposed Transactions as we believe that they are not in the best interests of the Company and its stockholders. To that end, we are soliciting your proxy to vote AGAINST the Issuance Proposal at the Special Meeting.

ORTELIUS URGES YOU TO VOTE “AGAINST” THE ISSUANCE PROPOSAL ON THE ENCLOSED GOLD PROXY CARD AND INTENDS TO VOTE ITS SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 2

CHARTER AMENDMENT PROPOSAL

In connection with the Transactions, you are being asked by the Company to approve an amendment to the Company’s Charter to increase the number of authorized shares of Common Stock from 4,333,334 shares to 15,000,000 shares. As discussed in detail in the Company’s proxy statement, the Company is required to obtain stockholder approval of an amendment to the Charter to increase the authorized number of shares of Common Stock to 15,000,000 shares pursuant to the Investment Agreement in order to have a sufficient number of authorized shares of Common Stock available to effect both the Rights Offering and the future conversion of the Series A Preferred Stock.

The text of the proposed Charter Amendment is attached as Annex A to the Company’s proxy statement. As disclosed in the Company’s proxy statement, approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of the Common Stock as of the Record Date entitled to vote thereon at the Special Meeting.

As discussed further in the “Reasons for the Solicitation” section of this Proxy Statement, we oppose the proposed Transactions as we believe that they are not in the best interests of the Company and its stockholders. To that end, we are soliciting your proxy to vote AGAINST the Charter Amendment Proposal at the Special Meeting.

ORTELIUS URGES YOU TO VOTE “AGAINST” THE CHARTER AMENDMENT PROPOSAL ON THE ENCLOSED GOLD PROXY CARD AND INTENDS TO VOTE ITS SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 3

OMNIBUS AMENDMENT PROPOSAL

In connection with the Transactions, you are being asked by the Company to approve an amendment to the Company’s existing 2019 Omnibus Stock and Incentive Plan to (i) increase the number of shares of Common Stock that the Company may issue under such plan from 150,000 shares to 797,699 shares and (ii) exclude 257,000 shares from the minimum vesting provisions of such plan. As discussed in detail in the Company’s proxy statement, the Company is required to obtain the approval of its stockholders of an amendment to the Company’s existing 2019 Omnibus Stock and Incentive Plan pursuant to the terms of the Investment Agreement.

The text of the proposed Plan Amendment is attached as Annex B to the Company’s proxy statement. As disclosed in the Company’s proxy statement, approval of the Omnibus Amendment Proposal requires the affirmative vote of a majority shares of the Common Stock as of the Record Date present (in person or by proxy) and entitled to vote thereon at the Special Meeting.

As discussed further in the “Reasons for the Solicitation” section of this Proxy Statement, we oppose the proposed Transactions as we believe that the proposed Transactions are not in the best interests of the Company and its stockholders. To that end, we are soliciting your proxy to vote AGAINST the Omnibus Amendment Proposal at the Special Meeting.

ORTELIUS URGES YOU TO VOTE “AGAINST” THE OMNIBUS AMENDMENT PROPOSAL ON THE ENCLOSED GOLD PROXY CARD AND INTENDS TO VOTE ITS SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 4

ADJOURNMENT PROPOSAL

You are being asked by the Company to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Proposals, if there are insufficient proxies at the Special Meeting to approve the Proposals. According to the Company’s proxy statement, any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

As disclosed in the Company’s proxy statement, approval of the Adjournment Proposal requires the affirmative vote of a majority shares of the Common Stock as of the Record Date present (in person or by proxy) and entitled to vote thereon at the Special Meeting.

ORTELIUS URGES YOU TO VOTE “AGAINST” THE ADJOURNMENT PROPOSAL ON THE ENCLOSED GOLD PROXY CARD AND INTENDS TO VOTE ITS SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share of Common Stock is entitled to one vote per share. Stockholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Charter Amendment Proposal, AGAINST the Issuance Proposal, AGAINST the Omnibus Amendment Proposal and AGAINST the Adjournment Proposal, and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Special Meeting.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

According to the Company’s proxy statement, the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting was ___________. As of the Record Date, there were _________ shares of Common Stock issued and outstanding.

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement the presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock entitled to vote on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present virtually at the Special Meeting for purposes of the quorum determination.

If you hold shares of Common Stock in “street name” through a broker, bank, or other nominee, you should refer to the proxy card or the information forwarded by such broker, bank or other nominee to see what voting options are available to you. Without your specific instruction, a broker, bank or other nominee may only vote your shares on “routine” proposals and may not vote your shares on “non-routine” matters. It is expected that the Proposals to be voted on at the Special Meeting will be considered “non-routine” proposals. According to the Company’s proxy statement, if you hold your shares of Common Stock in “street name” and you do not provide voting instructions, your shares of Common Stock will not be treated as present at the Special Meeting for purposes of determining a quorum and will have the same effect as a vote “against” the Charter Amendment Proposal, but shall be of no effect with respect to the Issuance Proposal, the Omnibus Amendment Proposal and the Adjournment Proposal.

VOTES REQUIRED FOR APPROVAL

Approval of the Issuance Proposal: According to the Company’s proxy statement, the affirmative vote of holders of a majority of shares of Common Stock as of the Record Date present (in person or by proxy) at the Special Meeting is required to approve the Issuance Proposal. According to the Company’s proxy statement, abstentions will have the same effect as a vote “against” and broker non-votes will have no effect on the approval of the Issuance Proposal.

Approval of the Charter Amendment Proposal: According to the Company’s proxy statement, the affirmative vote of holders of at least a majority of all outstanding shares of Common Stock as of the Record Date (in person or by proxy) is required to approve the Charter Amendment Proposal. According to the Company’s proxy statement, abstentions and broker non-votes will have the same effect as a vote “against” the approval of the Charter Amendment Proposal.

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Approval of the Omnibus Amendment Proposal: According to the Company’s proxy statement, the affirmative vote of holders of a majority shares of Common Stock as of the Record Date present (in person or by proxy) at the Special Meeting is required to approve the Omnibus Amendment Proposal. According to the Company’s proxy statement, abstentions will have the same effect as a vote “against” and broker non-votes will have no effect on the approval of the Omnibus Amendment Proposal.

Approval of the Adjournment Proposal (if necessary): According to the Company’s proxy statement, the affirmative vote of holders of a majority shares of Common Stock as of the Record Date present (in person or by proxy) at the Special Meeting is required to approve the Adjournment Proposal. According to the Company’s proxy statement, abstentions will have the same effect as a vote “against” and broker non-votes will have no effect on the approval of the Adjournment Proposal.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting virtually (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ortelius in care of Okapi at 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or to the Corporate Secretary of the Company at Capital Senior Living Corporation, 14160 Dallas Parkway, Suite 300, Dallas, TX 75254, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Ortelius in care of Okapi at the address set forth above so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies against the Proposals.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Ortelius. Solicitations may also be made by certain of the respective directors, officers, members and employees of Ortelius, none of whom will receive additional compensation for such solicitation. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

OA has retained Okapi for solicitation and advisory services in connection with this solicitation, for which Okapi will receive a fee not to exceed $_______, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ approximately __ persons to solicit stockholders for the Special Meeting. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date. Ortelius will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection herewith.

The entire expense of soliciting proxies is being borne by Ortelius. Costs of this solicitation of proxies are currently estimated to be approximately $______ (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. Ortelius estimates that through the date of this Proxy Statement its expenses in connection with this solicitation are approximately $_____. Ortelius does not intend to seek reimbursement from the Company of any expenses it incurs in connection with this solicitation.

13

ADDITIONAL PARTICIPANT INFORMATION

The “Participants” in the solicitation are anticipated to be OA, Pangaea and Peter DeSorcy. The principal business of Pangaea is serving as a private investment vehicle. The principal business of OA is serving as the investment manager of Pangaea and other private investment vehicles. The principal occupation of Mr. DeSorcy is serving as an investment professional.

The principal business address of each of OA, Pangaea and Mr. DeSorcy is 450 Park Avenue, Suite 2700, New York, NY 10022.

As of the date of this Proxy Statement, Pangaea directly owns 277,423 shares of Common Stock. OA, as the investment manager of Pangaea, may be deemed to beneficially own the 277,423 shares of Common Stock owned by Pangaea. Mr. DeSorcy, as the holder of a controlling interest in OA, may be deemed to beneficially own the 277,423 shares of Common Stock owned by Pangaea.

The shares of Common Stock purchased by Pangaea were purchased with investment capital. For information regarding purchases and sales of securities of the Company during the past two years by the Participants, see Schedule I.

As discussed elsewhere herein, each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 277,423 shares of Common Stock owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock reported owned herein that he or it does not directly own.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting.

14

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

STOCKHOLDER PROPOSALS

As discussed in the Company’s proxy statement relating to their 2020 annual meeting of stockholders, the deadline to submit stockholder proposals to be included in the Company’s proxy statement for its 2021 annual meeting of stockholders has passed, as such proposals had to have been received by the Company at the Company’s principal executive offices on or before March 8, 2021.

As discussed in the Company’s proxy statement, the Charter establishes an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board, to be proposed at an annual meeting of stockholders. Notice of a stockholder proposal or a director nomination to be brought at an annual meeting of stockholders must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 60 but not more than 90 days before the scheduled date of the meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, the notice must be delivered or received no later than the close of business on the tenth day following the earlier of (1) the day on which such notice of the date of meeting was mailed or (2) the day on which such public disclosure was made. The notice of a stockholder proposal or a director nomination must also contain specified information and conform to certain requirements set forth in the Charter. According to the Company’s proxy statement, the chairman of the meeting may disregard the introduction of any such proposal or nomination if it is not made in compliance with the foregoing procedures or the applicable provisions of the Charter.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2021 annual meeting of stockholders is based on information contained in the Company’s proxy statement, and the Charter and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Ortelius that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Ortelius will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners LLC, at the following address or phone number: 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or call toll free at (855) 208-8901. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

Ortelius is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Ortelius is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Ortelius has omitted from this Proxy Statement certain disclosure required by applicable law that are included in the Company’s proxy statement. This disclosure includes, among other things, detailed information relating to the background, reasons for and terms of the Transactions, including any consequences if the Transactions do not close, and any interest of officers and directors of CSU in the Transactions.

15

See Schedule II for information regarding persons who beneficially own more than 5% of the outstanding shares of Common Stock and the ownership of the shares of Common Stock by the officers and directors of CSU.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Your vote is important. No matter how many or how few shares you own, please give Ortelius your proxy AGAINST the proposals by signing, dating and mailing the enclosed GOLD proxy card promptly.

Ortelius Advisors, L.P.

_______, 2021

16

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase / Sale

PANGAEA VENTURES, L.P.

Purchase of Common Stock	83	01/14/2021
Purchase of Common Stock	8,740	01/19/2021
Purchase of Common Stock	4,740	01/20/2021
Purchase of Common Stock	1,199	01/21/2021
Purchase of Common Stock	3,228	01/25/2021
Purchase of Common Stock	20,000	01/26/2021
Purchase of Common Stock	1,832	01/27/2021
Purchase of Common Stock	2,896	01/28/2021
Purchase of Common Stock	3,348	01/29/2021
Purchase of Common Stock	5,400	02/02/2021
Purchase of Common Stock	2,132	02/03/2021
Purchase of Common Stock	11,600	02/10/2021
Purchase of Common Stock	6,000	02/11/2021
Purchase of Common Stock	2,700	02/12/2021
Purchase of Common Stock	2,709	02/18/2021
Purchase of Common Stock	650	03/09/2021
Purchase of Common Stock	8,378	03/11/2021
Purchase of Common Stock	700	03/12/2021
Purchase of Common Stock	6,978	03/15/2021
Purchase of Common Stock	25,494	03/16/2021
Purchase of Common Stock	700	03/31/2021
Purchase of Common Stock	390	04/07/2021
Purchase of Common Stock	3,640	04/08/2021
Purchase of Common Stock	501	04/09/2021
Purchase of Common Stock	500	04/13/2021
Purchase of Common Stock	10,955	04/29/2021
Purchase of Common Stock	300	04/30/2021
Purchase of Common Stock	1,317	06/02/2021
Purchase of Common Stock	2,521	06/03/2021
Purchase of Common Stock	160	06/04/2021
Purchase of Common Stock	10,159	06/07/2021
Purchase of Common Stock	2,957	06/10/2021
Purchase of Common Stock	100	06/11/2021
Purchase of Common Stock	100	06/14/2021
Purchase of Common Stock	2,432	06/23/2021
Purchase of Common Stock	2,983	07/21/2021
Purchase of Common Stock	28,091	08/05/2021
Purchase of Common Stock	9,120	08/06/2021
Purchase of Common Stock	60,000	08/09/2021
Purchase of Common Stock	21,691	08/10/2021

I-1

SCHEDULE II

The following table is reprinted from the preliminary proxy statement filed by Capital Senior Living Corporation with the Securities and Exchange Commission on August 16, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock as of August 13, 2021 by: (i) each person known by us to be the beneficial owner of more than five percent of Common Stock; (ii) each of our directors; (iii) each of our “named executive officers”; and (iv) all of our current executive officers and directors as a group. Except as otherwise indicated, the address of each person listed below is 14160 Dallas Parkway, Suite 300, Dallas, Texas 75254.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number	% of Class
5% or More Stockholder
Seymour Pluchenik(3)	307,728	14.05%
Arbiter Partners Capital Management LLC(4)	289,155	13.20%
Pangaea Ventures, L.P.(5)[2]	277,423	12.66%
Steven D. Lebowitz(6)	178,840	8.16%
Clayton Partners LLC(7)	118,500	5.41%
Renaissance Technologies LLC(8)	104,430	4.77%
Named Executive Officers and Directors
Kimberly S. Lody(9)	69,904	3.19%
Brandon M. Ribar(10)	29,757	1.36%
David R. Brickman(11)	26,552	1.21%
Philip A. Brooks(12)	5,805	*
Jill M. Krueger	5,712	*
Steven T. Plochocki	4,663	*
Michael W. Reid	4,551	*
E. Rodney Hornbake	4,689	*
Ross B. Levin	3,129	*
Ed A. Grier	2,947	*
All directors and executive officers as a group (15 persons)(13)	192,543	8.79%

_______________

*	Less than one percent.
(1)	Pursuant to SEC rules, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days (rounded to the nearest tenth of a percent).

2 Note, the Company’s preliminary proxy statement mistakenly refers to “Pangea Ventures, L.P.” instead of “Pangaea Ventures, L.P.” throughout the section titled “Security Ownership of Certain Beneficial Owners and Management.” We have corrected the spelling in this reprinted version.

II-1

(2)	The percentages indicated are based on 2,190,599 shares of Common Stock issued and outstanding on August 10, 2021.
(3)	The address of the reporting persons reported on this line is c/o GF Investments, 810 Seventh Avenue, 28th Floor, New York, NY 10019. Shares reported on this line represent shares that may be deemed to be beneficially owned by Seymour Pluchenik, Sam Levinson, Simon Glick, Silk Partners, LP (“Silk”); Siget, LLC (“Siget”); Siget NY Partners, L.P. (“Siget NY”); 1271 Associates, LLC (“1271 Associates”); and PF Investors, LLC (“PF Investors”). Mr. Levinson is the chief investment officer of Siget NY. Siget NY is the investment manager of and makes investment decisions for Silk. 1271 Associates is the General Partner of Siget NY. Messrs. Glick and Pluchenik are the managing members of 1271 Associates. Siget is the General Partner of Silk. Messrs. Glick and Pluchenik are the managing members of Siget. By virtue of these relationships, each of Siget NY, 1271 Associates, Siget and Messrs. Levinson, Glick and Pluchenik may be deemed to beneficially own the shares owned directly by Silk. Mr. Pluchenik is the manager of PF Investors, and by virtue of this relationship, Mr. Pluchenik may be deemed to beneficially own the shares of Common Stock owned directly by PF Investors. Based solely on a Schedule 13D/A filed on July 1, 2019, and accounting for the 1-for-15 reverse stock split of the Company’s Common Stock, (i) Seymour Pluchenik has the sole voting and dispositive power with respect to none of the shares and shared voting and dispositive power with respect to 307,728 shares, (ii) Sam Levinson, Simon Glick, Siget, Siget NY and 1271 Associates have the sole voting and dispositive power with respect to none of the shares and shared voting and dispositive power with respect to 290,809 shares, (iii) Silk has the sole voting and dispositive power with respect to 290,809 shares and shared voting and dispositive power with respect to none of the shares and (iv) PF Investors has the sole voting and dispositive power with respect to 16,918 shares and shared voting and dispositive power with respect to none of the shares.
(4)	The address of Arbiter Partners Capital Management LLC (“Arbiter Partners”) is 530 Fifth Avenue, 20th Floor, New York, NY 10036. Arbiter Partners and Paul J. Isaac share voting power and share dispositive power with respect to all of the reported shares. Information relating to Arbiter Partners is based on a Schedule 13D filed with the SEC on March 10, 2017 and Form 4 filed with the SEC on August 29, 2017, as adjusted for the 1-for-15 reverse stock split of the Company’s Common Stock. Arbiter Partners is a registered investment adviser that manages and/or administers Arbiter Partners QP LP, an affiliated investment fund (“APQ”), and various accounts, including Isaac Brothers, LLC, Nana Associates LLC and 9 Interlaken Partners LLC (collectively, the “Family Accounts”). Mr. Isaac controls Arbiter Partners. By reason of its position as investment adviser to APQ and as manager and/or administrator of the Family Accounts, Arbiter Partners may be deemed to possess the power to vote and dispose of the shares held by APQ and the Family Accounts. By reason of his responsibility for the supervision and conduct of all investment activities of Arbiter Partners, Mr. Isaac may be deemed to possess the power to vote and dispose of the shares beneficially owned by Arbiter Partners. Mr. Isaac disclaims beneficial ownership of these securities for all purposes of Section 16 of the Securities Exchange Act of 1934, as amended, except to the extent of his pecuniary interest therein.
(5)	The address of the reporting persons reported on this line is 450 Park Avenue, Suite 2700, New York, NY 10022. Shares reported on this line represent shares that may be deemed to be beneficially owned by Pangaea Ventures, L.P. (“Pangaea”), Ortelius Advisors, L.P. (“Ortelius”) and Peter DeSorcy. Ortelius is the investment manager of Pangaea. Peter DeSorcy is the Managing Member of the general partner of Ortelius, is a Managing Member of Ortelius and has a controlling interest in Ortelius, and, as a result, Peter DeSorcy may be deemed to beneficially own the shares beneficially owned by Pangaea. Each of Pangaea, Ortelius and Peter DeSorcy has sole voting and dispositive power with respect to none of the shares and shared voting and dispositive power with respect to 118,807 shares. The foregoing information regarding Pangaea, Ortelius and Peter DeSorcy and their respective beneficial ownership of shares is based solely on a Schedule 13D filed on August 12, 2021.
II-2

(6)	The address of the reporting persons reported on this line is 1333 Second Street, Suite 650, Santa Monica, CA 90401. Shares reported on this line represent shares that may be deemed to be beneficially owned by Steven D. Lebowitz, Deborah P. Lebowitz, David Lebowitz, Amanda Lebowitz, Lauren Lebowitz Salem, Robert Lebowitz, Kathryn Lebowitz Silverberg, The Lebowitz Family Stock, LLC (“LFS LLC”) and Leonard S. Pearlstein. Based solely on a Schedule 13G/A filed on January 29, 2021, (i) Steven D. Lebowitz has sole voting and dispositive power with respect to 11,666 shares, shared voting power with respect to 160,176 shares and shared dispositive power with respect to 167,174 shares, (ii) Deborah P. Lebowitz has sole voting and dispositive power with respect to none of the shares and shared voting and dispositive power with respect to 160,176 shares, (iii) David Lebowitz and Amanda Lebowitz have sole voting and dispositive power with respect to none of the shares and shared voting and dispositive power with respect to 1,166 shares, (iv) Lauren Lebowitz Salem has sole voting power with respect to 3,000 shares, sole dispositive power with respect to none of the shares, shared voting power with respect to none of the shares, and shared dispositive power with respect to 3,000 shares, (v) Robert Lebowitz has sole voting power with respect to 200 shares, sole dispositive power with respect to none of the shares, shared voting power with respect to none of the shares, and shared dispositive power with respect to 200 shares, (vi) Kathryn Lebowitz Silverberg has sole voting power with respect to 2,166 shares, sole dispositive power with respect to none of the shares, shared voting power with respect to none of the shares, and shared dispositive power with respect to 2,166 shares, (vii) LFS LLC has sole voting and dispositive power with respect to 11,666 shares and shared voting and dispositive power with respect to none of the shares, and (viii) Leonard S. Pearlstein has sole voting power with respect to 466 shares, sole dispositive power with respect to none of the shares, shared voting power with respect to none of the shares, and shared dispositive power with respect to 466 shares.
(7)	The address of Clayton Partners LLC is 3160 College Avenue, Suite 203, Berkeley, CA 94705. Clayton Partners LLC has sole voting and dispositive power with respect to 118,500 shares and shared voting and dispositive power with respect to none of the shares. The foregoing information regarding Clayton Partners LLC and the shares that it beneficially owns is based solely on a Schedule 13G filed on January 22, 2021.
(8)	Based solely on the Schedule 13G filed on February 10, 2021, Renaissance Technologies LLC (“RTC”) and Renaissance Technologies Holdings Corporation (“RTHC”), because of its majority ownership of RTC, holds sole voting power over 96,524 of such shares and sole dispositive power over all of such shares. The address for RTC and RTCH is 800 Third Avenue, New York, New York 10022.
(9)	Consists of 6,636 shares held by Ms. Lody directly, 56,789 unvested shares of restricted stock (36,999 of which are subject to the Company’s achievement of certain performance targets), and 6,479 shares of Common Stock underlying the vested portion of an option to purchase shares of Common Stock at $111.90 per share. Does not include 3,338 shares underlying the unvested portion of such stock option and additional shares that are issuable upon the achievement of certain maximum performance targets.
(10)	Consists of 7,216 shares held by Mr. Ribar directly and 22,541 unvested shares of restricted stock (14,054 of which are subject to the Company’s achievement of certain performance targets). Does not include additional shares that are issuable upon the achievement of certain maximum performance targets.
(11)	Consists of 13,009 shares held by Mr. Brickman directly and 13,543 unvested shares of restricted stock (8,424 of which are subject to the Company’s achievement of certain performance targets). Does not include additional shares that are issuable upon the achievement of certain maximum performance targets.
(12)	Consists of 5,387 shares held by Mr. Brooks directly and 418 shares held by the Philip A. Brooks Revocable Trust.
(13)	Includes 61,615 shares held directly or indirectly by the executive officers and directors of the Company, 124,449 unvested shares of restricted stock (78,455 of which are subject to the Company’s achievement of certain performance targets) and 6,479 shares of Common Stock underlying the vested portion of an option to purchase shares of Common Stock at $111.90 per share. Does not include 3,338 shares underlying the unvested portion of such stock option and additional shares that are issuable upon the achievement of certain maximum performance targets.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Ortelius your proxy AGAINST the Proposals by taking three steps:

●	SIGNING the enclosed GOLD proxy card,
●	DATING the enclosed GOLD proxy card, and
●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares in person at the Special Meeting, however, even if you plan to attend the Special Meeting, we recommend that you submit your GOLD proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Special Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners LLC at the address set forth below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Stockholders may call toll-free: (855) 208-8901

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED AUGUST 16, 2021

CAPITAL SENIOR LIVING CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ORTELIUS ADVISORS, L.P. AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF CAPITAL SENIOR LIVING CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Peter DeSorcy, _________ and __________ and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, par value $0.01 per share (the “Common Stock”) of Capital Senior Living Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of the stockholders of the Company scheduled to be held at __________ on ________, at __________, Central Time (including any adjournments or postponements thereof) (the “Special Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Ortelius Advisors, L.P. (“Ortelius”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSALS 1, 2, 3 AND 4.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Ortelius’ solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

ORTELIUS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSALS 1, 2, 3 AND 4.

1.	The Company’s proposal to approve the issuance of up to 150,000 shares of newly designated Series A Preferred Convertible Stock of the Company to affiliates of Conversant Capital LLC, which shares will be convertible into shares of Common Stock.
☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	The Company’s proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 4,333,334 shares to 15,000,000 shares.
☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	The Company’s proposal to approve an amendment to the Company’s existing 2019 Omnibus Stock and Incentive Plan to (i) increase the number of shares of Common Stock that the Company may issue under such plan from 150,000 shares to 797,699 shares and (ii) exclude 257,000 shares from the minimum vesting provisions of such plan.
☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	The Company’s proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient proxies at the Special Meeting to approve the foregoing proposals.

☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.